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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2003


                               ARVINMERITOR, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


           Indiana                      1-15983                  38-3354643
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)                File No.)             Identification No.)



                              2135 West Maple Road
                                 Troy, Michigan
                                 --------------
                    (Address of principal executive offices)


                                   48084-7186
                                   ----------
                                   (Zip code)


       Registrant's telephone number, including area code: (248) 435-1000




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) Exhibits

         99a -- Presentation made on earnings conference call, November 13, 2003

         99b -- Press release of ArvinMeritor, Inc., dated November 13, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         On November 13, 2003, ArvinMeritor, Inc. held a web-cast conference call, available to the public, to discuss its financial results for the fiscal year ended September 30, 2003 and to provide certain additional information with respect to the company. The presentation made on the conference call is posted on the ArvinMeritor website (www.arvinmeritor.com) and is furnished as Exhibit 99a to this Form 8-K.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 13, 2003, ArvinMeritor, Inc. issued a press release reporting its financial results for the fiscal year ended September 30, 2003. The release is furnished as Exhibit 99b to this Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ARVINMERITOR, INC.



                              By:  /s/ Vernon G. Baker, II
                                   -----------------------
                                       Vernon G. Baker, II
                                       Senior Vice President and General Counsel


Date: November 13, 2003


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                                  EXHIBIT INDEX


Exhibit No.       Description

99a               Presentation made on earnings conference call, November 13,
                  2003

99b               Press release of ArvinMeritor, Inc., dated November 13, 2003.